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                               EXHIBIT 1
               CERTIFICATION REGARDING JOINT FILING OF
                SCHEDULE 13G PURSUANT TO RULE 13d-1(f)
              OF THE SECURITIES AND EXCHANGE COMMISSION


    After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

             February 17, 1998

                                        THE BAPTIST FOUNDATION OF ARIZONA

                                        By:  /s/ Thomas D. Grabinski
                                            ------------------------------------

                                       Title:  Secretary
                                             -----------------------------------


                                       FOUNDATION ADMINISTRATIVE SERVICES, INC.

                                       By:  /s/ Thomas D. Grabinski
                                            ------------------------------------

                                       Title:  Secretary
                                             -----------------------------------


                                       THE FOUNDATION COMPANIES, INC.

                                       By:  /s/ Thomas D. Grabinski
                                            ------------------------------------

                                       Title:  Secretary
                                             -----------------------------------


                                       CORNERSTONE FUND I, L.L.C.

                                       By:  THE FOUNDATION COMPANIES, INC.,
                                            MANAGER

                                       By:  /s/ Thomas D. Grabinski
                                            ------------------------------------

                                       Title:  Secretary
                                             -----------------------------------